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                                                                  EXHIBIT 32.1
                                                                  ------------



                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of K-V Pharmaceutical Company (the "Company") on Form 10-Q/A for the quarter ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marc S. Hermelin, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section
906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: June 27, 2008                               /s/ Marc S. Hermelin
                                          -------------------------------------
                                                    Marc S. Hermelin
                                          Chairman and Chief Executive Officer
                                              (Principal Executive Officer)